Exhibit 10.2

EXECUTION VERSION

Reaffirmation

Dated as of May 31, 2024

The undersigned hereby acknowledges receipt of a copy of (i) that certain Amendment No. 4 to Master Repurchase Agreement, dated as of even date herewith (the “MRA Amendment”), to that certain Master Repurchase Agreement, dated as of July 15, 2022 (as amended by that certain Amendment No. 1 to Master Repurchase Agreement, dated as of July 13, 2023, as amended by that certain Amendment No. 2 to Master Repurchase Agreement, as amended by that certain Amendment No. 3 to Master Repurchase Agreement, dated as of October 27, 2023 as further amended by the MRA Amendment, and as may be further amended, restated, supplemented or modified from time to time, the “Amended Master Repurchase Agreement”) by and among Goldman Sachs Bank USA (“Buyer”), Radian Liberty Funding LLC (“Seller”) and Radian Mortgage Capital LLC (“Guarantor”) and (ii) that certain Amendment No. 3 to Transaction Terms Letter, dated as of even date herewith (the “TTL Amendment”), to that certain Transaction Terms Letter, dated as of July 15, 2022 (as amended by that certain Amendment No. 1 to Transactions Terms Letter, dated as of July 13, 2023, as amended by that certain Amendment No. 2 to Transactions Terms Letter, dated as of September 14, 2023, as further amended by the TTL Amendment, and as may be further amended, restated, supplemented or modified from time to time, the “Amended Transaction Terms Letter”) by and among Buyer, Seller and Guarantor.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Amended Master Repurchase Agreement.

Without in any way establishing a course of dealing by Buyer, the undersigned reaffirms the terms and conditions of that certain Guaranty and Security Agreement, dated as of July 15, 2022 (as amended, restated, supplemented or modified from time to time, the “Guaranty and Security Agreement”), by Guarantor in favor of Buyer, and acknowledges and agrees that the Guaranty and Security Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

Without limiting the foregoing, the undersigned hereby (i) agrees that the Amended Master Repurchase Agreement, Amended Transaction Terms Letter and other transactions contemplated thereby shall not limit or diminish the obligations of Guarantor arising under or pursuant to the Guaranty and Security Agreement and (ii) reaffirms its obligations under the Guaranty and Security Agreement.

Each representation and warranty by Guarantor in the Guaranty and Security Agreement is true and correct in all respects, as of the date hereof (unless such representation or warranty expressly relates to an earlier date in which case such representation or warranty shall be true and correct as of such earlier date).

THIS REAFFIRMATION AND THE RIGHTS AND OBLIGATIONS OF GUARANTOR HEREUNDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

This Reaffirmation may be executed in one or more counterparts (which may be delivered electronically), each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same instrument. The words “execution,” signed,” “signature,” and words of like import in this Reaffirmation or in any other certificate, agreement or document related to this Reaffirmation shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. Each of the parties hereto agrees that the transaction consisting of this Reaffirmation may be conducted by electronic means. Each party agrees, and acknowledges that it is such party’s intent, that if such party signs this Reaffirmation using an electronic signature, it is signing, adopting, and accepting this Reaffirmation and that signing this Reaffirmation using an electronic signature is the legal equivalent of having placed its handwritten signature on this Reaffirmation on paper. Each party acknowledges that it is being provided with an electronic or paper copy of this Reaffirmation in a usable format.

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IN WITNESS WHEREOF, this Reaffirmation has been duly executed and delivered on the date first above written.

GUARANTOR:

RADIAN MORTGAGE CAPITAL LLC

By:	/s/ Preston R. James, Jr.
Name:	Preston James
Title:	Senior Vice President

ACKNOWLEDGED AND AGREED:

GOLDMAN SACHS BANK USA, as Buyer

By:	/s/ Charles D. Johnston
Name:	Charles D. Johnston
Title:	Authorized Signatory